Consolidated Quarterly Holdings Report
for
Strategic Advisers® Fidelity® Alternatives Fund
Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public
February 28, 2026
SAF-NPRT3-0426
1.9918629.100
Alternative Funds - 63.2%
	Shares	Value ($)
Absolute Convertible Arbitrage Fund Investor Shares	9,417,808	110,094,177
BlackRock Global Equity Market Neutral Fund A Shares	32,573,672	476,227,084
BlackRock Systematic Multi-Strategy Fund Investor A Shares	30,665,671	330,882,591
Fidelity SAI Alternative Risk Premia Commodity Strategy Fund (d)	22,129,030	206,021,269
Fidelity SAI Alternative Risk Premia Currency Strategy Fund (d)	11,439,715	109,020,480
Fidelity SAI Convertible Arbitrage Fund (d)	54,030,919	597,581,968
Fidelity SAI Managed Futures Fund (d)	16,452,816	185,423,239
Fidelity SAI Merger Arbitrage Fund (d)	48,772,911	509,189,190
Stone Ridge Diversified Alternatives Fund Class I	23,420,769	231,631,406
TOTAL ALTERNATIVE FUNDS (Cost $2,728,235,250)		2,756,071,404

Common Stocks - 9.0%
	Shares	Value ($)
AUSTRALIA - 0.3%
Materials - 0.3%
Chemicals - 0.1%
Orica Ltd	221,804	3,854,619
Metals & Mining - 0.2%
BHP Group Ltd (United Kingdom)	220,498	9,021,600
TOTAL AUSTRALIA		12,876,219
BERMUDA - 0.1%
Financials - 0.1%
Insurance - 0.1%
RenaissanceRe Holdings Ltd	18,581	5,620,009
CANADA - 0.3%
Consumer Discretionary - 0.1%
Specialty Retail - 0.1%
Aritzia Inc Subordinate Voting Shares (a)	34,470	3,052,151
Financials - 0.1%
Banks - 0.1%
Royal Bank of Canada	32,226	5,388,207
Materials - 0.1%
Containers & Packaging - 0.1%
CCL Industries Inc Class B	90,780	6,314,436
TOTAL CANADA		14,754,794
CHINA - 0.3%
Consumer Discretionary - 0.1%
Broadline Retail - 0.1%
PDD Holdings Inc Class A ADR (a)	40,377	4,188,306
Industrials - 0.0%
Ground Transportation - 0.0%
Full Truck Alliance Co Ltd ADR	237,022	2,223,266
Real Estate - 0.2%
Real Estate Management & Development - 0.2%
China Overseas Land & Investment Ltd	4,154,000	7,619,437
TOTAL CHINA		14,031,009
FINLAND - 0.1%
Consumer Discretionary - 0.0%
Textiles, Apparel & Luxury Goods - 0.0%
Amer Sports Inc (a)	61,481	2,335,048
Industrials - 0.1%
Machinery - 0.1%
Kone Oyj B Shares	49,635	3,754,691
TOTAL FINLAND		6,089,739
FRANCE - 0.5%
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
TotalEnergies SE	59,828	4,756,209
Financials - 0.3%
Banks - 0.2%
BNP Paribas SA	52,522	5,897,260
Insurance - 0.1%
SCOR SE	149,001	5,440,241
TOTAL FINANCIALS		11,337,501
Industrials - 0.1%
Building Products - 0.1%
Cie de Saint-Gobain SA	35,188	3,566,013
TOTAL FRANCE		19,659,723
GERMANY - 0.1%
Health Care - 0.1%
Health Care Providers & Services - 0.1%
Fresenius SE & Co KGaA	84,934	5,108,223
ITALY - 0.1%
Financials - 0.1%
Financial Services - 0.1%
Nexi SpA (b)(c)	1,325,337	5,446,611
JAPAN - 0.2%
Consumer Discretionary - 0.1%
Automobile Components - 0.1%
Nifco Inc/Japan	92,700	3,290,935
Consumer Staples - 0.1%
Household Products - 0.1%
Lion Corp	501,700	5,906,416
TOTAL JAPAN		9,197,351
KOREA (SOUTH) - 0.6%
Communication Services - 0.1%
Diversified Telecommunication Services - 0.1%
KT Corp	78,516	3,490,106
Information Technology - 0.5%
Semiconductors & Semiconductor Equipment - 0.2%
SK Hynix Inc	15,044	11,083,887
Technology Hardware, Storage & Peripherals - 0.3%
Samsung Electronics Co Ltd	77,929	11,715,758
TOTAL INFORMATION TECHNOLOGY		22,799,645
TOTAL KOREA (SOUTH)		26,289,751
NETHERLANDS - 0.1%
Financials - 0.1%
Insurance - 0.1%
NN Group NV	39,126	3,203,827
NORWAY - 0.2%
Financials - 0.2%
Insurance - 0.2%
Storebrand ASA A Shares	361,173	6,844,901
SPAIN - 0.5%
Consumer Discretionary - 0.2%
Specialty Retail - 0.2%
Industria de Diseno Textil SA	113,155	7,556,194
Industrials - 0.1%
Machinery - 0.1%
Fluidra SA	134,799	3,612,436
Utilities - 0.2%
Electric Utilities - 0.2%
Redeia Corp SA	458,275	8,519,572
TOTAL SPAIN		19,688,202
SWEDEN - 0.2%
Consumer Discretionary - 0.1%
Automobile Components - 0.1%
Autoliv Inc	40,396	4,787,734
Industrials - 0.1%
Machinery - 0.1%
Volvo AB B Shares	116,931	4,549,600
TOTAL SWEDEN		9,337,334
SWITZERLAND - 0.2%
Consumer Discretionary - 0.2%
Textiles, Apparel & Luxury Goods - 0.2%
Cie Financiere Richemont SA Series A	37,071	7,557,210
Materials - 0.0%
Chemicals - 0.0%
DSM-Firmenich AG	28,317	2,022,393
TOTAL SWITZERLAND		9,579,603
TAIWAN - 0.2%
Communication Services - 0.0%
Wireless Telecommunication Services - 0.0%
Far EasTone Telecommunications Co Ltd	713,000	2,091,309
Information Technology - 0.2%
Semiconductors & Semiconductor Equipment - 0.2%
Taiwan Semiconductor Manufacturing Co Ltd	111,000	6,891,973
TOTAL TAIWAN		8,983,282
THAILAND - 0.2%
Consumer Staples - 0.2%
Consumer Staples Distribution & Retail - 0.2%
CP ALL PCL	4,979,100	8,290,490
UNITED KINGDOM - 0.6%
Communication Services - 0.0%
Interactive Media & Services - 0.0%
Autotrader Group PLC (b)(c)	452,334	2,996,239
Financials - 0.2%
Banks - 0.2%
Standard Chartered PLC	274,618	6,774,113
Health Care - 0.1%
Health Care Equipment & Supplies - 0.1%
Convatec Group PLC (b)(c)	1,667,958	5,763,420
Industrials - 0.2%
Professional Services - 0.2%
RELX PLC	219,033	7,651,562
Utilities - 0.1%
Electric Utilities - 0.1%
SSE PLC	129,281	4,672,912
TOTAL UNITED KINGDOM		27,858,246
UNITED STATES - 4.2%
Communication Services - 0.1%
Interactive Media & Services - 0.1%
Meta Platforms Inc Class A	9,668	6,266,604
Consumer Discretionary - 0.4%
Automobile Components - 0.1%
LCI Industries	22,279	2,967,563
Hotels, Restaurants & Leisure - 0.2%
Carnival Corp	79,585	2,510,907
Domino's Pizza Inc	16,769	6,749,690
		9,260,597
Specialty Retail - 0.1%
Floor & Decor Holdings Inc Class A (a)	79,281	5,477,524
TOTAL CONSUMER DISCRETIONARY		17,705,684
Consumer Staples - 0.3%
Consumer Staples Distribution & Retail - 0.3%
Dollar General Corp	33,482	5,231,228
Dollar Tree Inc (a)	45,806	5,793,543
TOTAL CONSUMER STAPLES		11,024,771
Energy - 0.3%
Energy Equipment & Services - 0.3%
Tenaris SA	226,108	6,180,416
Valaris Ltd (a)	60,402	5,789,531
TOTAL ENERGY		11,969,947
Financials - 1.0%
Banks - 0.5%
JPMorgan Chase & Co	19,405	5,827,322
Wells Fargo & Co	71,075	5,789,059
Zions Bancorp NA	117,975	6,757,608
		18,373,989
Capital Markets - 0.4%
Morgan Stanley	45,496	7,575,539
Tradeweb Markets Inc Class A	55,336	6,820,439
		14,395,978
Financial Services - 0.1%
Apollo Global Management Inc	54,459	5,696,411
TOTAL FINANCIALS		38,466,378
Health Care - 0.5%
Health Care Equipment & Supplies - 0.3%
Boston Scientific Corp (a)	114,956	8,834,369
Insulet Corp (a)	16,177	3,989,410
		12,823,779
Pharmaceuticals - 0.2%
Bristol-Myers Squibb Co	139,066	8,673,546
TOTAL HEALTH CARE		21,497,325
Industrials - 0.4%
Aerospace & Defense - 0.2%
L3Harris Technologies Inc	22,183	8,086,591
Air Freight & Logistics - 0.2%
FedEx Corp	18,450	7,140,150
Electrical Equipment - 0.0%
Nextpower Inc Class A (a)	29,163	3,065,031
TOTAL INDUSTRIALS		18,291,772
Information Technology - 0.6%
Communications Equipment - 0.1%
Motorola Solutions Inc	13,937	6,721,257
IT Services - 0.2%
Cognizant Technology Solutions Corp Class A	132,890	8,562,103
Software - 0.3%
Fair Isaac Corp (a)	4,572	6,443,594
Microsoft Corp	13,838	5,434,736
		11,878,330
TOTAL INFORMATION TECHNOLOGY		27,161,690
Materials - 0.5%
Chemicals - 0.3%
International Flavors & Fragrances Inc	64,981	5,343,388
Linde PLC	14,368	7,300,093
		12,643,481
Construction Materials - 0.1%
James Hardie Industries PLC depository receipt (a)	261,835	6,376,380
Metals & Mining - 0.1%
Steel Dynamics Inc	23,152	4,471,345
TOTAL MATERIALS		23,491,206
Utilities - 0.1%
Electric Utilities - 0.1%
NRG Energy Inc	19,010	3,402,030
TOTAL UNITED STATES		179,277,407
TOTAL COMMON STOCKS (Cost $359,977,117)		392,136,721

Fixed-Income Funds - 10.5%
	Shares	Value ($)
Eaton Vance Global Macro Absolute Return Advantage Fund Class A (Cost $434,830,671)	37,417,784	457,619,495

Money Market Funds - 15.7%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (f)	3.70	1,088,180	1,088,397
Fidelity Investments Money Market Government Portfolio - Institutional Class (d)(g)	3.59	295,802,920	295,802,920
State Street Institutional U.S. Government Money Market Fund Premier Class (g)	3.63	389,200,810	389,200,810
TOTAL MONEY MARKET FUNDS (Cost $686,092,127)			686,092,127

Purchased Options - 0.1%
	Counterparty	Number of Contracts	Notional Amount ($)	Exercise Price ($)	Expiration Date	Value ($)
Put Options
S&P 500 Index	Chicago Board Options Exchange	79	54,343,152	6,500	5/2026	777,360
S&P 500 Index	Chicago Board Options Exchange	85	58,470,480	6,650	4/2026	767,550
S&P 500 Index	Chicago Board Options Exchange	145	99,743,760	4,450	12/2026	717,750
S&P 500 Index	Chicago Board Options Exchange	74	50,903,712	6,550	3/2026	253,079
S&P 500 Index	Chicago Board Options Exchange	126	86,673,888	4,600	1/2027	764,190
S&P 500 Index	Chicago Board Options Exchange	144	99,055,872	4,300	2/2027	779,760

						4,059,689
TOTAL PURCHASED OPTIONS (Cost $4,523,652)						4,059,689

TOTAL INVESTMENT IN SECURITIES - 98.5% (Cost $4,213,658,816)	4,295,979,436
NET OTHER ASSETS (LIABILITIES) - 1.5% (e)(h)	67,528,167
NET ASSETS - 100.0%	4,363,507,603

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Unrealized Appreciation/ (Depreciation) ($)
LONG

Commodity Contracts
CEC Copper Contracts (United States)	52	5/2026	7,877,350	155,500
CEC Copper Contracts (United States)	2	7/2026	305,900	1,484
CEC Gold Bullion Contracts (United States)	5	6/2026	2,643,800	100,710
CEC Gold Bullion Contracts (United States)	59	4/2026	30,962,610	553,607
CME Cattle Feeder Contracts (United States)	8	5/2026	1,388,800	(12,482)
CME Cattle Feeder Contracts (United States)	12	3/2026	2,132,550	150,758
CME Cattle Feeder Contracts (United States)	7	8/2026	1,215,638	(39,592)
CME Cattle Feeder Contracts (United States)	16	4/2026	2,809,600	(51,189)
CME Live Cattle Contracts (United States)	73	4/2026	6,780,970	12,733
CME Live Cattle Contracts (United States)	32	6/2026	2,933,120	60,513
CME Live Cattle Contracts (United States)	6	10/2026	545,340	(15,115)
CME Live Cattle Contracts (United States)	19	8/2026	1,731,280	(10,656)
ICE Brent Crude Oil Contracts (United Kingdom)	18	5/2026	1,288,980	61,620
ICE Brent Crude Oil Contracts (United Kingdom)	85	4/2026	6,144,650	229,614
ICE Brent Crude Oil Contracts (United Kingdom)	209	3/2026	15,229,830	1,240,594
ICE Coffee C Contracts (United States)	2	7/2026	206,925	(11,686)
ICE Coffee Contracts (United States)	13	5/2026	1,368,656	(103,552)
ICE Coffee Robusta Contracts (United Kingdom)	26	5/2026	942,240	(31,703)
ICE Coffee Robusta Contracts (United Kingdom)	1	9/2026	34,920	49
ICE Coffee Robusta Contracts (United Kingdom)	15	7/2026	532,800	(10,099)
ICE Cotton No 2 Contracts (United States)	42	5/2026	1,377,810	25,634
ICE Cotton No 2 Contracts (United States)	5	12/2026	174,250	2,002
ICE Cotton No 2 Contracts (United States)	7	7/2026	235,620	2,807
ICE Endex Natural Gas Contracts (Netherlands)	15	5/2026	398,496	29,540
ICE Endex Natural Gas Contracts (Netherlands)	15	4/2026	415,512	24,972
ICE Endex Natural Gas Contracts (Netherlands)	65	3/2026	1,767,297	126,350
ICE Frozen Concentrated Orange Juice Contracts (United States)	5	5/2026	136,125	527
ICE Frozen Concentrated Orange Juice Contracts (United States)	1	7/2026	27,098	1,542
ICE Gas Oil Contracts (United Kingdom)	42	4/2026	3,120,600	267,278
ICE Gas Oil Contracts (United Kingdom)	5	6/2026	357,000	15,869
ICE Gas Oil Contracts (United Kingdom)	21	5/2026	1,527,750	116,226
ICE Low Sulpur Gas Oil Contracts (United Kingdom)	20	3/2026	1,505,500	264,877
ICE Natural Gas Contracts (United Kingdom)	10	3/2026	317,655	11,412
ICE WTI Crude Contracts (United Kingdom)	9	5/2026	599,040	56,320
ICE WTI Crude Contracts (United Kingdom)	1	6/2026	66,180	5,289
ICE WTI Crude Contracts (United Kingdom)	12	3/2026	804,240	99,916
ICE WTI Crude Contracts (United Kingdom)	13	4/2026	869,570	57,115
NYMEX Gasoline RBOB Contracts (United States)	14	5/2026	1,342,051	144,597
NYMEX Gasoline RBOB Contracts (United States)	20	4/2026	1,926,120	115,328
NYMEX Gasoline RBOB Contracts (United States)	11	6/2026	1,044,397	73,555
NYMEX Gasoline RBOB Contracts (United States)	20	3/2026	1,919,820	175,665
NYMEX Gasoline RBOB Contracts (United States)	1	7/2026	93,635	5,819
NYMEX Heating Oil Contracts (United States)	7	5/2026	731,031	62,361
NYMEX Heating Oil Contracts (United States)	7	4/2026	744,232	66,019
NYMEX Heating Oil Contracts (United States)	1	6/2026	103,295	(447)
NYMEX Heating Oil Contracts (United States)	11	3/2026	1,199,352	154,250
NYMEX WTI Crude Contracts (United States)	30	5/2026	1,996,800	180,624
NYMEX WTI Crude Contracts (United States)	130	3/2026	8,712,600	702,937
NYMEX WTI Crude Contracts (United States)	40	4/2026	2,675,600	242,315
NYMEX WTI Crude Contracts (United States)	5	6/2026	330,900	4,721

TOTAL COMMODITY CONTRACTS				5,316,528

Equity Contracts
CBOE VIX Index Contracts (United States)	160	4/2026	3,384,176	92,134
CBOE VIX Index Contracts (United States)	332	3/2026	6,851,185	362,979
CBOE VIX Index Contracts (United States)	41	5/2026	877,252	15,677
CBOT E-Mini Dow Jones Industrial Average Index Contracts (United States)	50	3/2026	12,250,000	(2,238)
CME E-Mini Nasdaq 100 Index Contracts (United States)	49	3/2026	24,504,655	(369,050)
CME E-Mini S&P 500 Index Contracts (United States)	227	3/2026	78,190,150	(302,725)
Eurex DAX Index Contracts (Germany)	39	3/2026	29,201,265	1,046,740
Eurex SMI Contracts (Germany)	105	3/2026	19,059,374	958,943
IDEM FTSE MIB Index Contracts (Italy)	59	3/2026	16,477,347	778,731
KRX KOSPI 200 Index Contracts (South Korea)	187	3/2026	30,444,247	9,803,603
NSE S&P CNX NIFTY Index Contracts (India)	58	3/2026	2,933,060	(58,881)
OSE TOPIX Contracts (Japan)	43	3/2026	10,888,707	1,298,439
SGX FTSE China A50 Index Contracts (Singapore)	1,981	3/2026	29,005,802	(317,388)
SGX MSCI Singapore Index Contracts (Singapore)	188	3/2026	6,859,941	(18,271)
TME S&P/TSX 60 Index Contracts (Canada)	105	3/2026	30,351,893	1,227,366

TOTAL EQUITY CONTRACTS				14,516,059

Foreign Exchange Contracts
CME EURO/CZK Cross Currency Contracts (United States)	19	3/2026	3,703,598	7,570
CME EURO/PLZ Cross Currency Contracts (United States)	55	3/2026	7,689,380	25,883
CME Euro Contracts (United States)	832	3/2026	123,011,200	305,809
CME Euro/HUF Cross-Currency Rate Contracts (United States)	68	3/2026	6,383,391	119,299
CME Japanese Yen Contracts (United States)	1,713	3/2026	137,414,719	107,867
CME Mexican Peso Contracts (United States)	814	3/2026	23,589,720	808,203
CME South African Rand Contracts (United States)	297	3/2026	9,325,800	450,993
CME United Kingdom Pound Contracts (United States)	1,183	3/2026	99,667,750	549,469

TOTAL FOREIGN EXCHANGE CONTRACTS				2,375,093

Interest Rate Contracts
ASX 10Y Australia Treasury Bond Contracts (Australia)	33	3/2027	23,238,630	(28,728)
ASX 3Y Australia Treasury Bond Contracts (Australia)	158	3/2026	11,802,543	631
ASX 90 Day Bill Contract (Australia)	64	9/2026	45,066,659	(82,581)
ASX 90 Day Bill Contract (Australia)	53	12/2026	37,319,916	(46,605)
ASX 90 Day Bill Contract (Australia)	78	6/2026	54,938,394	(69,036)
ASX 90 Day Bill Contract (Australia)	20	6/2027	14,085,393	(2,420)
CBOT US Treasury Long Bond Contracts (United States)	69	6/2026	8,170,031	66,120
CBOT US Treasury Ultra Bond Contracts (United States)	180	6/2026	21,881,250	225,871
Eurex Euro-BTP Contracts (Germany)	116	3/2026	16,838,509	274,058
ICE Long GILT Futures (United Kingdom)	160	6/2026	20,199,656	222,817
TMX 10Y Canadian Bond Contracts (Canada)	82	6/2026	7,384,539	31,899

TOTAL INTEREST RATE CONTRACTS				592,026

TOTAL LONG				22,799,706

SHORT

Commodity Contracts
CBOT Corn Contracts (United States)	(149)	5/2026	(3,341,325)	(66,967)
CBOT Corn Contracts (United States)	(72)	7/2026	(1,641,600)	(22,477)
CBOT Corn Contracts (United States)	(13)	9/2026	(296,238)	(5,994)
CBOT Corn Contracts (United States)	(94)	12/2026	(2,206,650)	(42,431)
CBOT Corn Contracts (United States)	(6)	3/2027	(144,225)	(1,002)
CBOT Hard Red Winter Wheat Contracts (United States)	(15)	9/2026	(456,000)	(2,487)
CBOT Hard Red Winter Wheat Contracts (United States)	(5)	12/2026	(157,250)	(1,512)
CBOT KC Hard Red Winter Wheat Contracts (United States)	(199)	5/2026	(5,775,975)	(230,665)
CBOT KC Hard Red Winter Wheat Contracts (United States)	(84)	7/2026	(2,492,700)	(104,257)
CBOT Soybean Contracts (United States)	(66)	5/2026	(3,863,475)	(128,312)
CBOT Soybean Contracts (United States)	(29)	7/2026	(1,714,988)	(59,396)
CBOT Soybean Contracts (United States)	(3)	9/2026	(109,350)	(12,145)
CBOT Soybean Meal Contracts (United States)	(53)	5/2026	(1,698,650)	(51,150)
CBOT Soybean Meal Contracts (United States)	(17)	7/2026	(548,760)	(5,492)
CBOT Soybean Meal Contracts (United States)	(4)	8/2026	(128,720)	(810)
CBOT Soybean Meal Contracts (United States)	(2)	9/2026	(63,900)	(855)
CBOT Soybean Meal Contracts (United States)	(2)	10/2026	(63,300)	(285)
CBOT Soybean Oil Contracts (United States)	(54)	5/2026	(2,003,940)	(133,951)
CBOT Soybean Oil Contracts (United States)	(23)	7/2026	(854,082)	(45,273)
CBOT Soybean Oil Contracts (United States)	(4)	8/2026	(147,288)	(6,238)
CBOT Soybean Oil Contracts (United States)	(2)	10/2026	(72,072)	(1,835)
CBOT Soybean Oil Contracts (United States)	(1)	12/2026	(35,838)	(32)
CBOT Soybeans Contracts (United States)	(1)	8/2026	(58,550)	(565)
CBOT Soybeans Contracts (United States)	(23)	9/2026	(1,302,088)	(10,594)
CBOT Wheat Contracts (United States)	(68)	5/2026	(2,011,100)	(122,767)
CBOT Wheat Contracts (United States)	(28)	7/2026	(838,250)	(40,744)
CBOT Wheat Contracts (United States)	(6)	9/2026	(182,925)	(5,590)
CBOT Wheat Contracts (United States)	(5)	12/2026	(156,688)	(7,612)
CEC Silver Bullion Contracts (United States)	(9)	5/2026	(4,198,095)	9,283
CME Lean Hogs Contracts (United States)	(4)	6/2026	(175,280)	400
CME Lean Hogs Contracts (United States)	(2)	8/2026	(88,460)	(235)
CME Lean Hogs Contracts (United States)	(20)	4/2026	(765,800)	4,302
CME Lean Hogs Contracts (United States)	(2)	7/2026	(89,340)	(175)
Euronext MATIF Rapeseed Contracts (France)	(44)	4/2026	(1,265,966)	(18,263)
Euronext MATIF Rapeseed Contracts (France)	(7)	10/2026	(195,924)	(3,901)
Euronext MATIF Rapeseed Contracts (France)	(12)	7/2026	(334,097)	(6,658)
Euronext MATIF Wheat Contracts (France)	(83)	9/2026	(1,010,150)	(30,006)
Euronext MATIF Wheat Contracts (France)	(61)	12/2026	(763,122)	(22,887)
Euronext MATIF Wheat Contracts (France)	(334)	5/2026	(3,976,143)	(134,600)
ICE Canola Contracts (United States)	(9)	11/2026	(91,303)	(2,514)
ICE Canola Contracts (United States)	(37)	5/2026	(373,079)	(5,236)
ICE Canola Contracts (United States)	(21)	7/2026	(215,073)	(1,924)
ICE Canola Contracts (United States)	(1)	1/2027	(10,247)	(27)
ICE Cocoa Contracts (United Kingdom)	(6)	5/2026	(166,327)	90,155
ICE Cocoa Contracts (United Kingdom)	(2)	7/2026	(56,790)	14,354
ICE Cocoa Contracts (United States)	(10)	5/2026	(288,800)	105,245
ICE Cocoa Contracts (United States)	(2)	7/2026	(58,840)	51,275
ICE ENDEX Bull Carbon Emission Contracts (Netherlands)	(8)	12/2026	(664,437)	114,561
ICE Sugar No 11 Contracts (United States)	(108)	4/2026	(1,680,134)	10,245
ICE Sugar No 11 Contracts (United States)	(24)	6/2026	(372,826)	2,314
ICE Sugar No 11 Contracts (United States)	(2)	9/2026	(31,718)	73
ICE White Sugar Contracts (United Kingdom)	(28)	4/2026	(570,780)	8,155
ICE White Sugar Contracts (United Kingdom)	(7)	7/2026	(141,995)	(599)
NYMEX Natural Gas Contracts (United States)	(3)	6/2026	(100,110)	10,764
NYMEX Natural Gas Contracts (United States)	(111)	3/2026	(3,173,490)	301,531
NYMEX Natural Gas Contracts (United States)	(4)	5/2026	(122,520)	8,892
NYMEX Natural Gas Contracts (United States)	(24)	4/2026	(691,440)	73,103
NYMEX Palladium Bullion Contracts (United States)	(28)	6/2026	(5,119,800)	(1,532)
NYMEX Platinum Bullion Contracts (United States)	(22)	4/2026	(2,610,850)	(51,088)
NYMEX Platinum Bullion Contracts (United States)	(1)	7/2026	(120,115)	(10,482)

TOTAL COMMODITY CONTRACTS				(596,913)

Equity Contracts
ASX 24 S&P/ASX 200 Index Contracts (Australia)	(12)	3/2026	(1,957,749)	(68,406)
CME E-Mini Russell 2000 Index Contracts (United States)	(175)	3/2026	(23,053,625)	212,239
CME E-Mini S&P MidCap 400 Index Contracts (United States)	(16)	3/2026	(5,724,640)	(210,477)
Eurex Euro STOXX 50 Contracts (Germany)	(383)	3/2026	(27,845,574)	(234,293)
Euronext CAC 40 Index Contracts (France)	(109)	3/2026	(11,067,947)	(208,311)
HKFE HSI Index Contracts (Hong Kong)	(18)	3/2026	(1,021,436)	19,629
HKFE HSI Index Contracts (Hong Kong)	(62)	3/2026	(10,543,344)	10,205
ICE 3M SONIA Index Contracts (United Kingdom)	(63)	6/2027	(20,544,149)	(28,297)
ICE FTSE 100 Index Contracts (United Kingdom)	(76)	3/2026	(11,170,078)	(726,064)
ICE MSCI Emerging Markets Index Contracts (United States)	(6)	3/2026	(481,110)	(7,575)
JSE FTSE TOP 40 Index Contracts (South Africa)	(92)	3/2026	(6,939,858)	(552,432)
MEFF IBEX 35 Index Contracts (Spain)	(21)	3/2026	(4,568,482)	(69,635)
OSE Nikkei 225 Index Contracts (Japan)	(283)	3/2026	(10,710,019)	(1,007,235)
OSE Nikkei 225 Index Contracts (Japan)	(30)	3/2026	(11,353,376)	(1,050,827)
SGX FTSE Taiwan RIC Capped Index Contracts (Singapore)	(69)	3/2026	(7,825,290)	(175,826)
SGX Nikkei 225 Index Contracts (Singapore)	(20)	3/2026	(3,783,178)	(350,087)

TOTAL EQUITY CONTRACTS				(4,447,392)

Foreign Exchange Contracts
CME Australian Dollar Contracts (United States)	(802)	3/2026	(57,054,280)	(2,200,547)
CME Canadian Dollar Contracts (United States)	(380)	3/2026	(27,893,900)	(174,691)
CME EURO/SEK Cross Currency Contracts (United States)	(4)	3/2026	(590,689)	(3,907)
CME Euro Contracts (United States)	(13)	3/2026	(1,921,381)	77,658
CME Israel Sheckel Contracts (United States)	(37)	3/2026	(11,781,910)	(63,145)
CME New Zealand Dollar Contracts (United States)	(279)	3/2026	(16,738,605)	(350,552)
CME Swiss Franc Contracts (United States)	(327)	3/2026	(53,294,869)	(1,213,959)
KRX USD Contracts (South Korea)	(1,654)	3/2026	(16,508,071)	122,352

TOTAL FOREIGN EXCHANGE CONTRACTS				(3,806,791)

Interest Rate Contracts
ASX 10Y Australia Treasury Bond Contracts (Australia)	(180)	3/2026	(14,163,982)	(153,983)
CBOT 10Y US Treasury Notes Contracts (United States)	(136)	6/2026	(15,474,250)	(94,231)
CBOT 10Y Ultra US Treasury Notes Contracts (United States)	(43)	6/2026	(5,018,234)	(37,275)
CBOT 2Y US Treasury Notes Contracts (United States)	(1,122)	6/2026	(234,760,969)	(349,705)
CBOT 5Y US Treasury Notes Contracts (United States)	(530)	6/2026	(58,362,109)	(246,862)
CME 3M US SOFR Index Contracts (United States)	(414)	9/2026	(99,913,725)	83,725
CME 3M US SOFR Index Contracts (United States)	(456)	12/2026	(110,323,500)	8,747
CME 3M US SOFR Index Contracts (United States)	(544)	9/2027	(132,001,600)	(284,867)
CME 3M US SOFR Index Contracts (United States)	(554)	6/2027	(134,379,625)	(221,082)
CME 3M US SOFR Index Contracts (United States)	(704)	3/2027	(170,623,200)	(146,743)
CME US SOFR Index Contracts (United States)	(428)	12/2027	(103,854,200)	(246,784)
CME US SOFR Index Contracts (United States)	(476)	3/2028	(115,477,600)	(298,635)
CME US SOFR Index Issuer Contracts (United States)	(266)	6/2028	(64,505,000)	(216,255)
Eurex Euro-Bobl Contracts (Germany)	(641)	3/2026	(88,964,862)	(761,578)
Eurex Euro-Bund Contracts (Germany)	(301)	3/2026	(46,317,810)	(580,159)
Eurex Euro-Buxl Contracts (Germany)	(132)	3/2026	(17,758,881)	(424,629)
Eurex Euro-OAT Contracts (Germany)	(125)	3/2026	(18,302,984)	(195,861)
Eurex Euro-Schatz Contracts (Germany)	(464)	3/2026	(58,680,525)	(81,960)
Eurex Euro-Schatz Contracts (Germany)	(463)	6/2026	(58,532,175)	(37,493)
Eurex Short Euro-BTP Contracts (Germany)	(129)	3/2026	(16,420,896)	(27,624)
ICE 3M EURIBOR Index Contracts (United Kingdom)	(42)	3/2028	(12,141,294)	(28,574)
ICE 3M EURIBOR Index Contracts (United States)	(188)	9/2026	(54,427,273)	(25,035)
ICE 3M EURIBOR Index Contracts (United States)	(202)	12/2026	(58,492,302)	(57,842)
ICE 3M EURIBOR Index Contracts (United States)	(200)	6/2026	(57,880,676)	(4,378)
ICE 3M EURIBOR Index Contracts (United States)	(105)	9/2027	(30,379,601)	(61,228)
ICE 3M EURIBOR Index Contracts (United States)	(99)	12/2027	(28,631,926)	(64,403)
ICE 3M EURIBOR Index Contracts (United States)	(132)	6/2027	(38,205,145)	(66,995)
ICE 3M EURIBOR Index Contracts (United States)	(126)	3/2027	(36,479,714)	(51,338)
ICE 3M SONIA Index Contracts (United States)	(87)	9/2026	(28,329,456)	(22,291)
ICE 3M SONIA Index Contracts (United States)	(59)	12/2026	(19,233,795)	(19,017)
ICE 3M SONIA Index Contracts (United States)	(89)	3/2027	(29,025,686)	(35,765)
KRX 10Y Korea Treasury Bond Contracts (South Korea)	(205)	3/2026	(16,064,559)	(124,289)
KRX 3Y Korea Treasury Bond Contracts (South Korea)	(282)	3/2026	(20,667,102)	(36,827)
OSE 10Y Japan Treasury Bond Contracts (Japan)	(7)	3/2026	(5,952,678)	21,242
TME 2Y Canadian Bond Contracts (Canada)	(14)	6/2026	(1,087,680)	(888)
TME 3M CORRA Contracts (Canada)	(12)	9/2026	(2,150,948)	(958)
TME 3M CORRA Contracts (Canada)	(13)	12/2026	(2,330,551)	(2,923)
TME 3M CORRA Contracts (Canada)	(9)	9/2027	(1,611,231)	(4,414)
TME 3M CORRA Contracts (Canada)	(10)	6/2027	(1,791,265)	(4,508)
TME 3M CORRA Contracts (Canada)	(15)	3/2027	(2,688,272)	(4,908)

TOTAL INTEREST RATE CONTRACTS				(4,908,593)

TOTAL SHORT				(13,759,689)

TOTAL FUTURES CONTRACTS				9,040,017
The notional amount of long futures as a percentage of Net Assets is 25.1%.
The notional amount of short futures as a percentage of Net Assets is 55.4%.

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

AUD	605,229	USD	430,239	Morgan Stanley	3/2026	472
AUD	637	USD	453	UBS AG	3/2026	0
AUD	2,812,534	USD	2,003,255	UBS AG	3/2026	(1,716)
AUD	2,366,401	USD	1,686,415	Morgan Stanley	3/2026	(2,366)
AUD	415,000	USD	291,649	Goldman Sachs International	3/2026	3,658
AUD	2,550,000	USD	1,801,196	Morgan Stanley	3/2026	13,341
AUD	215,000	USD	153,130	Morgan Stanley	3/2026	(139)
CAD	3,451,000	USD	2,521,239	Goldman Sachs International	3/2026	11,158
CHF	780	USD	1,010	JPMorgan Chase Bank NA	3/2026	4
CHF	988,266	USD	1,275,272	UBS AG	3/2026	10,110
CHF	270	USD	351	UBS AG	3/2026	0
CHF	658,000	USD	851,104	Goldman Sachs International	3/2026	7,108
EUR	9,038,176	USD	10,642,633	Morgan Stanley	3/2026	36,876
EUR	1,962	USD	2,319	UBS AG	3/2026	(1)
EUR	36,575	USD	43,170	JPMorgan Chase Bank NA	3/2026	47
EUR	5,470,000	USD	6,462,346	Goldman Sachs International	3/2026	9,003
GBP	74	USD	100	HSBC Bank PLC	3/2026	0
GBP	4,459,834	USD	6,002,896	JPMorgan Chase Bank NA	3/2026	7,399
GBP	3,444,000	USD	4,648,555	Goldman Sachs International	3/2026	(6,927)
HKD	9,842,756	USD	1,257,966	HSBC Bank PLC	3/2026	151
JPY	15,615	USD	100	UBS AG	3/2026	0
JPY	234,069,642	USD	1,501,130	Morgan Stanley	3/2026	(2,269)
JPY	186,942,000	USD	1,200,764	HSBC Bank PLC	3/2026	(1,334)
JPY	70,812,000	USD	457,574	HSBC Bank PLC	3/2026	(3,240)
KRW	1,337,292,000	USD	939,921	Goldman Sachs International	3/2026	(10,588)
KRW	4,280,852,000	USD	2,973,557	HSBC Bank PLC	3/2026	1,365
NOK	10,639,668	USD	1,111,758	Goldman Sachs International	3/2026	7,229
NOK	3,704,000	USD	388,736	Goldman Sachs International	3/2026	766
NOK	3,364,000	USD	352,204	UBS AG	3/2026	1,545
SEK	6,712,858	USD	739,497	Morgan Stanley	3/2026	4,096
SEK	764,000	USD	84,221	HSBC Bank PLC	3/2026	523
SEK	1,106,000	USD	122,654	UBS AG	3/2026	25
THB	2,717,000	USD	87,601	Goldman Sachs International	3/2026	(8)
THB	15,456,000	USD	498,123	HSBC Bank PLC	3/2026	163
THB	8,881,000	USD	285,864	HSBC Bank PLC	3/2026	450
THB	42,996,000	USD	1,386,480	Morgan Stanley	3/2026	(333)
THB	8,374,000	USD	270,193	UBS AG	3/2026	(223)
TWD	8,304,000	USD	265,168	HSBC Bank PLC	3/2026	(7)
TWD	8,676,000	USD	275,647	JPMorgan Chase Bank NA	3/2026	1,392
TWD	49,796,000	USD	1,591,028	JPMorgan Chase Bank NA	3/2026	(957)
TWD	137,403,000	USD	4,378,123	UBS AG	3/2026	9,389
USD	22,531	AUD	31,700	UBS AG	3/2026	(29)
USD	624,946	AUD	877,000	Morgan Stanley	3/2026	887
USD	408,718	AUD	575,000	Morgan Stanley	3/2026	(442)
USD	5,010,397	AUD	7,086,000	UBS AG	3/2026	(31,882)
USD	3,773	CAD	5,158	HSBC Bank PLC	3/2026	(9)
USD	13,564	CAD	18,549	UBS AG	3/2026	(35)
USD	14,769,241	CAD	20,133,000	HSBC Bank PLC	3/2026	(4,668)
USD	1,812,228	CAD	2,476,000	Morgan Stanley	3/2026	(4,700)
USD	106,258	CHF	82,230	UBS AG	3/2026	(694)
USD	6,397,101	CHF	4,919,000	UBS AG	3/2026	(18,615)
USD	1,249,628	CHF	966,000	UBS AG	3/2026	(10,299)
USD	3,682,681	CNY	25,308,000	Morgan Stanley	3/2026	(12,283)
USD	558,252	CNY	3,821,000	UBS AG	3/2026	386
USD	29,294	EUR	24,820	JPMorgan Chase Bank NA	3/2026	(33)
USD	43,220	EUR	36,575	UBS AG	3/2026	3
USD	3,709,003	EUR	3,143,000	HSBC Bank PLC	3/2026	(9,361)
USD	55,999,493	EUR	47,253,000	JPMorgan Chase Bank NA	3/2026	96,269
USD	12,305,600	EUR	10,439,000	Morgan Stanley	3/2026	(44,383)
USD	27,512	GBP	20,414	Morgan Stanley	3/2026	0
USD	7,050,467	GBP	5,238,000	JPMorgan Chase Bank NA	3/2026	(9,011)
USD	32,678,312	GBP	24,078,000	Morgan Stanley	3/2026	227,353
USD	737	HKD	5,767	HSBC Bank PLC	3/2026	0
USD	119,572	HKD	935,441	HSBC Bank PLC	3/2026	2
USD	4,270	HKD	33,414	Morgan Stanley	3/2026	(1)
USD	1,391,194	HKD	10,874,000	HSBC Bank PLC	3/2026	(294)
USD	966,567	HKD	7,552,000	HSBC Bank PLC	3/2026	178
USD	5,607,046	HKD	43,769,000	Morgan Stanley	3/2026	6,159
USD	22,689	JPY	3,538,350	HSBC Bank PLC	3/2026	27
USD	553,456	JPY	85,544,000	Goldman Sachs International	3/2026	4,601
USD	8,554,255	JPY	1,311,116,000	Morgan Stanley	3/2026	142,061
USD	1,780,405	JPY	277,101,000	Morgan Stanley	3/2026	2,510
USD	1,514,531	KRW	2,176,638,000	Goldman Sachs International	3/2026	1,904
USD	2,951,751	KRW	4,259,259,000	HSBC Bank PLC	3/2026	(8,165)
USD	526,597	KRW	755,999,000	JPMorgan Chase Bank NA	3/2026	1,226
USD	360,763	KRW	521,368,000	JPMorgan Chase Bank NA	3/2026	(1,555)
USD	589,613	KRW	853,512,000	JPMorgan Chase Bank NA	3/2026	(3,524)
USD	2,499,820	KRW	3,611,596,000	UBS AG	3/2026	(10,011)
USD	1,219,826	NOK	11,675,000	Goldman Sachs International	3/2026	(7,883)
USD	433,889	NOK	4,157,000	HSBC Bank PLC	3/2026	(3,249)
USD	5,638,513	NOK	53,542,000	JPMorgan Chase Bank NA	3/2026	8,191
USD	467,880	SEK	4,198,000	HSBC Bank PLC	3/2026	2,232
USD	723,528	SEK	6,560,000	Morgan Stanley	3/2026	(4,118)
USD	3,650,763	SEK	33,014,000	UBS AG	3/2026	(11,202)
USD	1,031,463	THB	32,256,000	Goldman Sachs International	3/2026	(8,438)
USD	109,231	THB	3,383,000	Goldman Sachs International	3/2026	167
USD	181,375	THB	5,632,000	HSBC Bank PLC	3/2026	(195)
USD	275,909	THB	8,606,000	HSBC Bank PLC	3/2026	(1,540)
USD	181,244	TWD	5,678,000	HSBC Bank PLC	3/2026	(65)
USD	1,817,449	TWD	57,149,000	UBS AG	3/2026	(7,416)
USD	203,310	TWD	6,349,000	UBS AG	3/2026	575

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						376,793
Unrealized Appreciation						621,001
Unrealized Depreciation						(244,208)

Credit Default Swaps
Underlying Reference	Rating(3)	Maturity Date	Clearinghouse / Counterparty(1)	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount(4)(5)		Value ($)(3)	Upfront Premium Received/ (Paid) ($)(2)	Unrealized Appreciation/ (Depreciation) ($)
Sell Protection
iTraxx Europe Series 44 Index	NR	12/2030	ICE	1%	Quarterly	EUR	58,000,000	(80,143)	0	(80,143)
5Y CDX NA IG Series 45 Index	NR	12/2030	ICE	1%	Quarterly		111,000,000	(219,989)	0	(219,989)
iTraxx Crossover Series 44 Index	NR	12/2030	ICE	5%	Quarterly	EUR	20,000,000	40,842	0	40,842
5Y CDX EM CDSI Series 44 Index	NR	12/2030	ICE	1%	Quarterly		5,000,000	33,596	0	33,596
5Y CDX NA HY Series 45 Index	NR	12/2030	ICE	5%	Quarterly		7,890,000	6,909	0	6,909

TOTAL CREDIT DEFAULT SWAPS								(218,785)	0	(218,785)

(1)Swaps with Intercontinental Exchange (ICE) are centrally cleared swaps.

(2)Any premiums for centrally cleared swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

(3)Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.

(4)The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Fund could be required to make if a credit event were to occur.

(5)Notional amount is stated in U.S. Dollars unless otherwise noted.

Total Return Swaps

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the SOFR-1D benchmark ranging from 3.66% to 3.68% plus or minus a specified spread ranging from (2.50)% to .31% on short/long CFDs, respectively, which is denominated in USD based on the local currencies of the positions within the swap as applicable.	Goldman Sachs International	6/2040 - 2/2041	127,709,563	158,979	283,602	442,581

The following table represents disclosures associated with the underlying components of the total return basket swap at period end, and percentages shown are based on total swap value.

Reference Entity				Shares/Principal Amount	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
LONG
Common Stocks
UNITED STATES -(25.4)%
Health Care - (25.4)%
Health Care Equipment & Supplies - (25.4)%
Dexcom Inc (1)				118,270	8,684,566	(112,355)
TOTAL HEALTH CARE					8,684,566	(112,355)
TOTAL UNITED STATES					8,684,566	(112,355)
TOTAL LONG					8,684,566	(112,355)

SHORT
Common Stocks
KOREA (SOUTH) -56.0%
Financials - 53.9%
Banks - 53.9%
Hana Financial Group Inc				(86,847)	(7,345,401)	237,124
TOTAL FINANCIALS					(7,345,401)	237,124
Industrials - 2.1%
Electrical Equipment - 2.1%
LG Energy Solution Ltd (1)				(18,952)	(5,619,482)	9,151
TOTAL INDUSTRIALS					(5,619,482)	9,151
TOTAL KOREA (SOUTH)					(12,964,883)	246,275
THAILAND -(6.0)%
Information Technology - (6.0)%
Electronic Equipment, Instruments & Components - (6.0)%
Delta Electronics Thailand PCL depository receipt				(628,100)	(5,638,349)	(203,038)
Fabrinet (1)				(10,499)	(5,728,570)	176,488
					(11,366,919)	(26,550)
TOTAL INFORMATION TECHNOLOGY					(11,366,919)	(26,550)
TOTAL THAILAND					(11,366,919)	(26,550)
UNITED STATES -11.7%
Consumer Discretionary - 6.5%
Textiles, Apparel & Luxury Goods - 6.5%
Lululemon Athletica Inc (1)				(30,968)	(5,734,345)	28,801
TOTAL CONSUMER DISCRETIONARY					(5,734,345)	28,801
Consumer Staples - (56.2)%
Consumer Staples Distribution & Retail - (56.2)%
Walmart Inc				(70,437)	(9,012,414)	(248,643)
TOTAL CONSUMER STAPLES					(9,012,414)	(248,643)
Energy - (2.7)%
Energy Equipment & Services - (2.7)%
NOV Inc				(172,888)	(3,502,711)	(12,102)
TOTAL ENERGY					(3,502,711)	(12,102)
Financials - 75.7%
Banks - 95.1%
Citigroup Inc				(70,124)	(7,726,964)	420,744
Capital Markets - (30.1)%
CME Group Inc Class A				(28,859)	(9,220,451)	(88,020)
MarketAxess Holdings Inc				(19,441)	(3,732,672)	(138,614)
Nasdaq Inc				(92,589)	(8,108,944)	93,515
					(21,062,067)	(133,119)
Financial Services - 10.7%
WEX Inc (1)				(22,578)	(3,368,412)	47,414
TOTAL FINANCIALS					(32,157,443)	335,039
Industrials - (60.1)%
Aerospace & Defense - (8.8)%
Howmet Aerospace Inc				(17,557)	(4,609,239)	(38,977)
Building Products - (52.4)%
Lennox International Inc				(9,091)	(5,181,325)	(232,093)
Electrical Equipment - (7.0)%
Eaton Corp PLC				(23,303)	(8,760,064)	(30,993)
Machinery - 8.1%
Federal Signal Corp				(29,851)	(3,475,551)	35,821
TOTAL INDUSTRIALS					(22,026,179)	(266,242)
Information Technology - 48.5%
Semiconductors & Semiconductor Equipment - 47.1%
Micron Technology Inc				(13,138)	(5,417,717)	41,910
QUALCOMM Inc				(48,297)	(6,875,561)	155,999
Texas Instruments Inc				(20,310)	(4,307,954)	10,561
					(16,601,232)	208,470
Technology Hardware, Storage & Peripherals - 1.4%
NetApp Inc				(57,143)	(5,658,871)	6,286
TOTAL INFORMATION TECHNOLOGY					(22,260,103)	214,756
TOTAL UNITED STATES					(94,693,195)	51,609
TOTAL COMMON STOCKS					(119,024,997)	271,334
TOTAL SHORT					(119,024,997)	271,334

TOTAL SWAP COMPONENTS					(110,340,431)	158,979

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the BBSW-1M benchmark of 3.81% plus or minus a specified spread ranging from (.15)% to (.02)% on short/long CFDs, respectively, which is denominated in AUD based on the local currencies of the positions within the swap as applicable.	Goldman Sachs International	7/2040	10,512,384	98,294	(29,403)	68,891

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the CORRA-1D benchmark of 2.25% plus or minus a specified spread ranging from (.25)% to (.09)% on short/long CFDs, respectively, which is denominated in CAD based on the local currencies of the positions within the swap as applicable.	Goldman Sachs International	2/2041	3,443,261	21,837	7,504	29,341

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the SARON-1D benchmark of (.06)% plus or minus a specified spread of (.36)% on short/long CFDs, respectively, which is denominated in CHF based on the local currencies of the positions within the swap as applicable.	Goldman Sachs International	2/2041	5,128,400	(54,089)	(2,937)	(57,026)

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the ESTR-1D benchmark ranging from 1.93% to 1.94% plus or minus a specified spread ranging from (.20)% to (.02)% on short/long CFDs, respectively, which is denominated in EUR based on the local currencies of the positions within the swap as applicable.	Goldman Sachs International	2/2041	42,748,470	(1,077,948)	46,735	(1,031,213)

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the SONIA-1D benchmark of 3.73% plus or minus a specified spread of (.17)% on short/long CFDs, respectively, which is denominated in GBP based on the local currencies of the positions within the swap as applicable.	Goldman Sachs International	6/2040 - 2/2041	13,094,694	224,706	27,902	252,608

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the HIBOR-1M benchmark of 2.41% plus or minus a specified spread of (.25)% on short/long CFDs, respectively, which is denominated in HKD based on the local currencies of the positions within the swap as applicable.	Goldman Sachs International	8/2040 - 9/2040	3,236,603	91,139	9,813	100,952

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the SOFR-1D benchmark ranging from 3.66% to 3.67% plus or minus a specified spread ranging from (3.75)% to (.10)% on short/long CFDs, respectively, which is denominated in USD based on the local currencies of the positions within the swap as applicable.	JP Morgan Chase Bank NA	7/2030 - 2/2031	30,519,422	(730,460)	3,401	(727,059)

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the BBSW-1M benchmark of 3.81% plus or minus a specified spread ranging from (.30)% to (.10)% on short/long CFDs, respectively, which is denominated in AUD based on the local currencies of the positions within the swap as applicable.	JP Morgan Chase Bank NA	7/2030 - 1/2031	940,912	3,416	(12,106)	(8,690)

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the CORRA-1D benchmark of 2.25% plus or minus a specified spread of (.20)% on short/long CFDs, respectively, which is denominated in CAD based on the local currencies of the positions within the swap as applicable.	JP Morgan Chase Bank NA	7/2030 - 11/2030	11,298,981	(387,105)	(29,518)	(416,623)

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the SARON-1D benchmark of (.06)% plus or minus a specified spread of (.25)% on short/long CFDs, respectively, which is denominated in CHF based on the local currencies of the positions within the swap as applicable.	JP Morgan Chase Bank NA	11/2030	5,493,479	(266,395)	(523)	(266,918)

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the SONIA-1D benchmark of 3.73% plus or minus a specified spread of .25% on short/long CFDs, respectively, which is denominated in GBP based on the local currencies of the positions within the swap as applicable.	JP Morgan Chase Bank NA	7/2030	1,808,390	37,066	(2,122)	34,944

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the HIBOR-1M benchmark of 2.41% plus or minus a specified spread ranging from (.25)% to (.05)% on short/long CFDs, respectively, which is denominated in HKD based on the local currencies of the positions within the swap as applicable.	JP Morgan Chase Bank NA	12/2030 - 3/2031	6,584,082	130,370	163	130,533

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the TONAR-1D benchmark of .73% plus or minus a specified spread ranging from (.20)% to .20% on short/long CFDs, respectively, which is denominated in JPY based on the local currencies of the positions within the swap as applicable.	JP Morgan Chase Bank NA	7/2030 - 2/2031	22,081,920	(218,745)	(38,771)	(257,516)

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the NIBOR-1M benchmark of 4.02% plus or minus a specified spread of (.20)% on short/long CFDs, respectively, which is denominated in NOK based on the local currencies of the positions within the swap as applicable.	JP Morgan Chase Bank NA	3/2031	1,124,741	(19,225)	(1)	(19,226)

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the SOFR-1D benchmark ranging from 3.66% to 3.67% plus or minus a specified spread ranging from (2.65)% to (.10)% on short/long CFDs, respectively, which is denominated in USD based on the local currencies of the positions within the swap as applicable.	Morgan Stanley	6/2027 - 10/2027	44,591,197	(885,372)	26,228	(859,144)

The following table represents disclosures associated with the underlying components of the total return basket swap at period end, and percentages shown are based on total swap value.

Reference Entity				Shares/Principal Amount	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
SHORT
Common Stocks
KOREA (SOUTH) -21.2%
Energy - 16.3%
Oil, Gas & Consumable Fuels - 16.3%
SK Innovation Co Ltd				(10,806)	(958,229)	(139,893)
TOTAL ENERGY					(958,229)	(139,893)
Financials - 4.9%
Banks - 4.9%
Hana Financial Group Inc				(8,397)	(710,207)	(41,980)
TOTAL FINANCIALS					(710,207)	(41,980)
TOTAL KOREA (SOUTH)					(1,668,436)	(181,873)
SINGAPORE -1.8%
Industrials - 1.8%
Ground Transportation - 1.8%
Grab Holdings Ltd Class A (1)				(1,516,242)	(6,398,541)	(15,847)
TOTAL INDUSTRIALS					(6,398,541)	(15,847)
TOTAL SINGAPORE					(6,398,541)	(15,847)
TAIWAN -0.1%
Financials - 0.1%
Insurance - 0.1%
Fubon Financial Holding Co Ltd				(119,000)	(357,387)	(986)
TOTAL FINANCIALS					(357,387)	(986)
TOTAL TAIWAN					(357,387)	(986)
UNITED STATES -79.9%
Communication Services - 57.9%
Diversified Telecommunication Services - 57.9%
Verizon Communications Inc				(177,046)	(8,877,086)	(497,769)
TOTAL COMMUNICATION SERVICES					(8,877,086)	(497,769)
Consumer Discretionary - 51.2%
Hotels, Restaurants & Leisure - 51.2%
Royal Caribbean Cruises Ltd				(27,406)	(8,522,170)	439,543
TOTAL CONSUMER DISCRETIONARY					(8,522,170)	439,543
Health Care - 48.5%
Health Care Equipment & Supplies - 48.5%
Envista Holdings Corp (1)				(90,699)	(2,649,318)	(416,522)
TOTAL HEALTH CARE					(2,649,318)	(416,522)
Industrials - 72.7%
Professional Services - 72.7%
Equifax Inc				(26,727)	(5,584,874)	(624,450)
TOTAL INDUSTRIALS					(5,584,874)	(624,450)
Information Technology - (31.2)%
Software - (31.2)%
Crowdstrike Holdings Inc Class A (1)				(7,141)	(2,656,309)	268,177
TOTAL INFORMATION TECHNOLOGY					(2,656,309)	268,177
Materials - (16.8)%
Chemicals - (16.8)%
PPG Industries Inc				(63,901)	(7,877,076)	144,355
TOTAL MATERIALS					(7,877,076)	144,355
TOTAL UNITED STATES					(36,166,833)	(686,666)
TOTAL COMMON STOCKS					(44,591,197)	(885,372)
TOTAL SHORT					(44,591,197)	(885,372)

TOTAL SWAP COMPONENTS					(44,591,197)	(885,372)

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the CORRA-1D benchmark of 2.25% plus or minus a specified spread of (.20)% on short/long CFDs, respectively, which is denominated in CAD based on the local currencies of the positions within the swap as applicable.	Morgan Stanley	6/2027	4,468,343	(286,126)	2,526	(283,600)

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the SARON-1D benchmark of (.08)% plus or minus a specified spread ranging from (.26)% to .14% on short/long CFDs, respectively, which is denominated in CHF based on the local currencies of the positions within the swap as applicable.	Morgan Stanley	6/2027	19,816,968	(891,753)	(9,568)	(901,321)

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the ESTR-1D benchmark of 1.94% plus or minus a specified spread ranging from (.20)% to .20% on short/long CFDs, respectively, which is denominated in EUR based on the local currencies of the positions within the swap as applicable.	Morgan Stanley	6/2027	35,205,935	830,906	19,752	850,658

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the TONAR-1D benchmark of .73% plus or minus a specified spread of (.27)% on short/long CFDs, respectively, which is denominated in JPY based on the local currencies of the positions within the swap as applicable.	Morgan Stanley	11/2027	306,377	(9,034)	(165)	(9,199)

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the NIBOR-1M benchmark of 4.02% plus or minus a specified spread of (.20)% on short/long CFDs, respectively, which is denominated in NOK based on the local currencies of the positions within the swap as applicable.	Morgan Stanley	6/2027	4,900,971	(482,755)	5,005	(477,750)

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the STIBO-1M benchmark of 1.97% plus or minus a specified spread ranging from (.20)% to .20% on short/long CFDs, respectively, which is denominated in SEK based on the local currencies of the positions within the swap as applicable.	Morgan Stanley	6/2027	10,821,114	(3,351)	437	(2,914)

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the SOFR-1D benchmark ranging from 3.66% to 3.73% plus or minus a specified spread ranging from .08% to .23% on short/long CFDs, respectively, which is denominated in USD based on the local currencies of the positions within the swap as applicable.	HSBC Bank PLC	10/2026	22,703,677	(444,589)	(6,383)	(450,972)

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the ESTR-1D benchmark of 1.93% plus or minus a specified spread of .13% on short/long CFDs, respectively, which is denominated in EUR based on the local currencies of the positions within the swap as applicable.	HSBC Bank PLC	10/2026	200,989	374	53	427

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the NIBOR-1M benchmark of 4.07% plus or minus a specified spread of .13% on short/long CFDs, respectively, which is denominated in NOK based on the local currencies of the positions within the swap as applicable.	HSBC Bank PLC	10/2026	5,491,958	152,858	5,285	158,143

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the STIBO-1M benchmark of 1.91% plus or minus a specified spread of .35% on short/long CFDs, respectively, which is denominated in SEK based on the local currencies of the positions within the swap as applicable.	HSBC Bank PLC	10/2026	833,355	(38,241)	145	(38,096)

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the SOFR-1D benchmark of 3.67% plus or minus a specified spread ranging from (.32)% to (.09)% on short/long CFDs, respectively, which is denominated in USD based on the local currencies of the positions within the swap as applicable.	UBS AG	6/2028 - 7/2028	25,980,331	(175,307)	(19,194)	(194,501)

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the SARON-1D benchmark of (.08)% plus or minus a specified spread of (.20)% on short/long CFDs, respectively, which is denominated in CHF based on the local currencies of the positions within the swap as applicable.	UBS AG	8/2028	12,818,326	(174,669)	(383)	(175,052)

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the ESTR-1D benchmark of 1.93% plus or minus a specified spread ranging from (.25)% to (.02)% on short/long CFDs, respectively, which is denominated in EUR based on the local currencies of the positions within the swap as applicable.	UBS AG	8/2028 - 2/2029	33,727,994	(155,910)	1,145	(154,765)

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the SONIA-1D benchmark of 3.73% plus or minus a specified spread ranging from (.15)% to (.10)% on short/long CFDs, respectively, which is denominated in GBP based on the local currencies of the positions within the swap as applicable.	UBS AG	10/2028	5,121,715	(364,669)	736	(363,933)

Underlying Reference	Counterparty	Maturity Date	Absolute Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)	Net Cash and Other Receivables/ (Payables) ($)	Value ($)
The Fund receives appreciation or pays depreciation on underlying contracts for difference (CFDs), receives/pays accrued income on long/short CFDs, respectively, and receives/pays interest based on the TONAR-1D benchmark of .73% plus or minus a specified spread of .22% on short/long CFDs, respectively, which is denominated in JPY based on the local currencies of the positions within the swap as applicable.	UBS AG	6/2028	16,270,161	658,399	877	659,276

(1) Non-income producing.

Benchmark Abbreviations
BBSW-1M	Bank Bill Swap Rate
CORRA-1D	Canadian Overnight Repo Rate Average
ESTR-1D	Euro Short-Term Rate
HIBOR-1M	Hong Kong Interbank Offered Rate
NIBOR-1M	Norwegian Interbank Offered Rate
SARON-1D	Swiss Average Rate Overnight
SOFR-1D	Secured Overnight Financing Rate
SONIA-1D	Sterling Overnight Average
STIBO-1M	Stockholm Interbank Offered Rate
TONAR-1D	Tokyo Overnight Average Rate
Currency Abbreviations
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
CHF	-	Swiss Franc
CNY	-	Chinese (Peoples Rep) Yuan
EUR	-	European Monetary Unit (Euro)
GBP	-	British Pound Sterling
HKD	-	Hong Kong Dollar
JPY	-	Japanese Yen
KRW	-	Korean Won
NOK	-	Norwegian Krone
SEK	-	Swedish Krona
THB	-	Thai Baht
TWD	-	Taiwan Dollar
USD	-	United States Dollar

Legend

(a)	Non-income producing.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $14,206,270 or 0.3% of net assets.

(c)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $14,206,270 or 0.3% of net assets.

(d)	Affiliated fund.
(e)	Includes $99,316,533 of cash collateral to cover margin requirements for futures contracts.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(g)	The rate quoted is the annualized seven-day yield of the fund at period end.
(h)	Includes $1,176,000 of cash collateral segregated for over the counter (OTC) derivatives.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	-	5,656,098	4,567,592	27,106	(109)	-	1,088,397	1,088,180	0.0%
Total	-	5,656,098	4,567,592	27,106	(109)	-	1,088,397

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Investments Money Market Government Portfolio - Institutional Class	-	772,891,819	477,088,899	4,338,123	-	-	295,802,920	295,802,920
Fidelity SAI Alternative Risk Premia Commodity Strategy Fund	-	214,350,448	6	2,244,788	-	(8,329,173)	206,021,269	22,129,030
Fidelity SAI Alternative Risk Premia Strategy Fund	-	110,083,118	3	-	-	(1,062,635)	109,020,480	11,439,715
Fidelity SAI Convertible Arbitrage Fund	-	599,140,624	33	34,108,707	-	(1,558,623)	597,581,968	54,030,919
Fidelity SAI Managed Futures Fund	-	173,023,867	8	3,214,877	-	12,399,380	185,423,239	16,452,816
Fidelity SAI Merger Arbitrage Fund	-	501,226,989	15	3,387,691	-	7,962,216	509,189,190	48,772,911
	-	2,370,716,865	477,088,964	47,294,186	-	9,411,165	1,903,039,066

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Commodity Risk - Commodity Risk is the risk that the value of a commodity will fluctuate as a result of changes in market prices.

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Consolidated Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Open forward foreign currency contracts at period end are presented in the Consolidated Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

The Fund used futures contracts to manage its exposure to the commodities market.

Open futures contracts at period end are presented in the Consolidated Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Consolidated Schedule of Investments.

Options: Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded options to manage its exposure to the stock market.

Open options at period end are presented in the Consolidated Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions." Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

A centrally cleared swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Credit Default Swaps: Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Consolidated Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index. Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Consolidated Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, FMR monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/ performance risk.

Total Return Swaps: Total return swaps are agreements between counterparties to exchange cash flows, one based on a market-linked return of an individual asset or a basket of assets (i.e., an index), and the other on a fixed or floating rate. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting payment obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund entered into total return swaps to manage its market exposure.

Open swaps at period end are included in the Consolidated Schedule of Investments under the caption Credit Default Swaps, Interest Rate Swaps and/or Total Return Swaps, as applicable.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual shareholder report.

The fund's consolidated schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus.

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